SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) August 15, 2018

BERKSHIRE HATHAWAY INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	001-14905	47-0813844
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

3555 Farnam Street Omaha, Nebraska	68131
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(402) 346-1400

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On August 15, 2018, Berkshire Hathaway Finance Corporation (“BHFC”) issued $2,350,000,000 aggregate principal amount of its 4.200% Senior Notes due 2048 (the “Notes”) under a registration statement on Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”), filed with the Securities and Exchange Commission (the “Commission”) on January 26, 2016 (Registration No. 333-209122) (the “Registration Statement”). The Notes, which will be fully and unconditionally guaranteed by Berkshire Hathaway Inc. (“Berkshire”), were sold pursuant to an underwriting agreement entered into on August 7, 2018, by and between (a) BHFC and Berkshire and (b) Goldman Sachs & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC.

The Notes are issued under an Indenture, dated as of January 26, 2016, by and among Berkshire, as issuer and guarantor, BHFC, as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Indenture”) and an officers’ certificate dated as of August 15, 2018 by BHFC with respect to the Notes (the “Officers’ Certificate”).

The relevant terms of the Notes and the Indenture are further described under the caption “Description of the Notes and Guarantees” in the prospectus supplement relating to the Notes, dated August 7, 2018, filed with the Commission by Berkshire on August 8, 2018, pursuant to Rule 424(b)(2) under the Securities Act and in the section entitled “Description of the Debt Securities” in the base prospectus relating to debt securities of BHFC, dated January 26, 2016, included in the Registration Statement, which descriptions are incorporated herein by reference.

A copy of the Indenture is set forth in Exhibit 4.1 of the Registration Statement and is incorporated herein by reference. A copy of the Officers’ Certificate is attached hereto as Exhibit 4.2 and is incorporated herein by reference. The descriptions of the Indenture, the Officers’ Certificate and the Notes in this report are summaries and are qualified in their entirety by the terms of the Indenture, the Officers’ Certificate and the Notes, respectively.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

1.1	Underwriting Agreement, dated August 7, 2018, by and between (a) Berkshire Hathaway Finance Corporation and Berkshire Hathaway Inc. and (b) Goldman Sachs & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC.

4.1	Indenture, dated as of January 26, 2016, by and among Berkshire Hathaway Inc., Berkshire Hathaway Finance Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 of Berkshire’s Registration Statement on Form S-3 (Registration No. 333-209122) filed with the Commission on January 26, 2016).

4.2	Officers’ Certificate of Berkshire Hathaway Finance Corporation, dated as of August 15, 2018, including the form of Berkshire Hathaway Finance Corporation’s 4.200% Senior Notes due 2048.

5.1	Opinion of Munger, Tolles & Olson LLP, dated August 15, 2018, with respect to the Notes.

23.1	Consent of Munger, Tolles & Olson LLP (included in Exhibit 5.1).

Exhibit Index

1.1	Underwriting Agreement, dated August 7, 2018, by and between (a) Berkshire Hathaway Finance Corporation and Berkshire Hathaway Inc. and (b) Goldman Sachs & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC.

4.1	Indenture, dated as of January 26, 2016, by and among Berkshire Hathaway Inc., Berkshire Hathaway Finance Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 of Berkshire’s Registration Statement on Form S-3 (Registration No. 333-209122) filed with the Commission on January 26, 2016).

4.2	Officers’ Certificate of Berkshire Hathaway Finance Corporation, dated as of August 15, 2018, including the form of Berkshire Hathaway Finance Corporation’s 4.200% Senior Notes due 2048.

5.1	Opinion of Munger, Tolles & Olson LLP, dated August 15, 2018, with respect to the Notes.

23.1	Consent of Munger, Tolles & Olson LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 15, 2018	BERKSHIRE HATHAWAY INC.

/s/ Marc D. Hamburg
By: Marc D. Hamburg
Senior Vice President and Chief Financial Officer